EXHIBIT 10.5

NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, ENFORCEMENT OF THIS MORTGAGE IS LIMITED TO A DEBT AMOUNT OF $11,500,000 UNDER CHAPTER 287 OF MINNESOTA STATUTES

MORTGAGE, SECURITY AGREEMENT,

ASSIGNMENT OF LEASES AND RENTS

AND FIXTURE FINANCING STATEMENT

THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT (this “Mortgage”) is made as of May 29, 2014 by BREN ROAD, L.L.C., a Delaware limited liability company (the “Mortgagor”), having its principal offices at 10301 Bren Road West, Minnetonka, MN 55343, in favor of BELL STATE BANK & TRUST, a North Dakota banking corporation (the “Lender”), having an office at 5500 Wayzata Boulevard Minneapolis, MN 55416.

RECITALS:

A.

The Lender has lent, or agreed to lend, to the Mortgagor the principal sum of $11,500,000 (the “Loan”), as evidenced by that certain Promissory Note dated on or about the date hereof executed by the Mortgagor in favor of the Lender, as the same may be amended, restated, replaced, extended, supplemented or otherwise modified from time to time (the “Note”), which Loan is the subject of a Loan Agreement dated on or about the date hereof made by and between the Mortgagor and the Lender (as amended, restated, replaced, extended, supplemented or otherwise modified from time to time, the “Loan Agreement”).  Capitalized terms herein which are not otherwise defined herein shall have the meanings assigned thereto as set forth in the Loan Agreement.  The Note, the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) are hereby incorporated by reference, and, together with this Mortgage, as any of the same may be amended, modified, supplemented, extended, renewed, replaced or restated, are sometimes collectively referred to as the “Loan Documents”.

B.

The obligations secured by this Mortgage (the “Obligations”) are as follows:

(i)

the principal amount of $11,500,000 or so much thereof as may be advanced by the Lender under the Note and pursuant to the Loan Agreement; plus

(ii)

interest on the amount advanced and unrepaid under the Note, at the interest rate or rates provided in the Note; plus

(iii)

all other amounts payable by the Mortgagor under the Loan Documents as the same now exist or may hereafter be amended, including without limitation all advances consisting of protective advances, as described in Minnesota Statutes, § 287.05, Subd. 4, or any successor statute thereto, as the same may be amended from time to time, and expenses described more particularly in Section 4.3 of this Mortgage; plus

(iv)

the performance of all covenants and agreements of the Mortgagor contained in this Mortgage and the Loan Documents.

C.

The Obligations shall be due and payable on May 28, 2019 (the “Maturity Date”).

NOW, THEREFORE, the Mortgagor, in consideration of the Lender making the Loan, and to secure the Loan and payment and performance of the Obligations, hereby grants, bargains, sells, conveys and mortgages to the Lender, its successors and assigns, forever, with POWER OF SALE, and grants to the Lender, its successors and assigns, a security interest in Mortgagor’s right, title and interest in and to, the following, all of which is called the “Mortgaged Property”:

A.  LAND AND IMPROVEMENTS

The land described in Exhibit A attached hereto and all mineral rights, hereditaments, easements and appurtenances thereto (the “Land”), and all improvements and structures now or hereafter located thereon (the “Improvements”); and

B.  FIXTURES AND PERSONAL PROPERTY

All right, title and interest of the Mortgagor in and to Fixtures, Equipment, Accounts, Inventory, General Intangibles (including payment intangibles, inventions, designs, patents, patent applications, design patents, design patent applications, trademarks, trademark applications, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, rights to indemnification, rights under warranties, all domain names, together with all contracts, agreements, licenses and registrations relating to such domain names, and Commercial Tort Claims, if any, identified on Exhibit B attached hereto), Chattel Paper, Instruments, Documents, Investment Property, Deposit Accounts, Letter of Credit rights, Supporting Obligations all accessions to, substitutions for and replacements, products and Proceeds of the foregoing, including any construction and building materials stored on and to be included in the Improvements (whether now owned or hereafter arising or acquired, collectively, the “Personal Property”); and

C.  LEASES AND RENTS

All rights of the Mortgagor with respect to Tenants or occupants now or hereafter occupying all or any part of the Land or the Improvements, if any, including without limitation all leases, rental agreements, occupancy agreements and licenses and rights in connection therewith, whether oral or written, and all guaranties and other supporting obligations relating thereto (each a “Lease”, collectively, the “Leases”), and all rents, profits, issues and income, both from services and occupation, royalties, revenues and payments, including prepayments and security deposits (collectively, the “Rents”), which are now or hereafter due or to be paid in connection with the Land, the Improvements, the Fixtures or the Personal Property; and

D.  GENERAL INTANGIBLES

All general intangibles of the Mortgagor which relate to any of the Land, the Improvements, the Fixtures, the Personal Property, the Leases or the Rents, including proceeds of insurance and condemnation or conveyance of the Land and the Improvements, accounts, trade names, contract rights, accounts and bank accounts; and

E.  OTHER PROPERTY

All right, title and interest of the Mortgagor in and to any feasibility studies, plans and specifications, soil tests, environmental reports, engineering reports, architect’s, engineer’s and construction contracts, licenses, permits, certificates and documents relating to the Land, the Improvements, the Fixtures and the Personal Property, including that certain UMAGA Amended and Restated Master Agreement dated as of August 5, 2013 by and between Mortgagor and Upper Midwest Allied Gifts Association, Inc.; and

F.  AFTER ACQUIRED PROPERTY AND PROCEEDS

All property similar to the property herein described and conveyed which may be subsequently acquired by the Mortgagor and used in connection with the Land, the Improvements, the Fixtures, the Personal Property and other property described herein; and all cash and non-cash proceeds and products of all of the foregoing property.

TO HAVE AND TO HOLD the same, and all estate therein, together with all the rights, privileges and appurtenances thereunto belonging, to the use and benefit of the Lender, its successors and assigns, forever.

PROVIDED NEVERTHELESS, should the Mortgagor pay and perform all the Obligations, then these presents will be of no further force and effect, and this Mortgage shall be satisfied by the Lender, at the expense of the Mortgagor.

THE MORTGAGOR FURTHER agrees as follows:

ARTICLE I -  AGREEMENTS

Section 1.1

Performance of Obligations; Incorporation by Reference.  The Mortgagor shall pay and perform the Obligations in accordance with the terms of the Loan Documents.  Time is of the essence hereof.  All of the covenants, obligations, agreements, warranties and representations of the Mortgagor contained in the Loan Agreement and the other Loan Documents and all of the terms and provisions thereof, are hereby incorporated herein and made a part hereof by reference as if fully set forth herein.

Section 1.2

Terms defined in Uniform Commercial Code.  “Account”, “Account Debtor”, “Chattel Paper”, “Commercial Tort Claims”, “Deposit Account”, “Document”, “Equipment”, “Fixtures”, “General Intangibles”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Proceeds” and “Supporting Obligations” shall have the meanings set forth in the Minnesota Uniform Commercial Code, as amended from time to time, and such meanings shall automatically change at the time that any amendment to the Minnesota Uniform Commercial Code, which changes such meanings, shall become effective.  For purposes of this Mortgage, such terms may be capitalized, even if not capitalized in the Minnesota Uniform Commercial Code, provided, that if any additional goods, property or rights shall be included in such terms under Recital B hereof, such terms shall be construed to include such additional goods, property or rights.

Section 1.3

Further Assurances.  If the Lender requests, the Mortgagor shall sign and deliver and cause to be recorded and hereby authorizes the Lender to record to the full extent permitted by applicable law, any further mortgages, instruments of further assurance, certificates and other documents as the Lender reasonably may consider necessary or desirable in order to perfect, continue and preserve the Obligations and the Lender’s rights, title, estate, liens and interests under the Loan Documents.  The Mortgagor further agrees to pay to the Lender, upon demand, all reasonable costs and expenses incurred by the Lender in connection with the preparation, execution, recording, filing and refiling of any such documents, including reasonable attorneys’ fees and title insurance costs.

Section 1.4

Insurance.  The Mortgagor shall obtain, maintain and keep in full force and effect (and upon request of the Lender shall furnish to the Lender copies of or certificates evidencing policies of insurance as described in, and meeting the requirements of the Loan Agreement.

Section 1.5

Intentionally Omitted.

Section 1.6

Utilities.  The Mortgagor shall pay or cause to be paid when due all charges or fees for utilities and services supplied to the Mortgaged Property.

Section 1.7

Intentionally Omitted

Section 1.8

Maintenance and Repair; Compliance with Laws.  The Mortgagor (a) shall cause the Mortgaged Property to be operated, maintained and repaired in safe and good repair, working order and condition, reasonable wear and tear excepted; (b) shall not commit or permit waste thereof; (c) except as provided in any Loan Document, shall not commence construction of any Improvements or change the use of the Improvements from that contemplated by Section 2.2 hereof; (d) shall not remove, demolish or substantially alter the design or structural character of any Improvements without the prior written consent of the Lender; (e) shall complete or cause to be completed forthwith any Improvements which are now or may hereafter be under construction upon the Land; (f) shall comply or cause compliance with all covenants, conditions, restrictions and reservations affecting the title to the Mortgaged Property, and with the terms of all insurance policies relating to the Mortgaged Property; and (g) shall obtain and maintain in full force and effect all consents, permits and licenses necessary for the use and operation of the Mortgaged Property.

Section 1.9

Leases.

(a)

For purposes of this Section, the following terms shall have the following meanings:

(i)

“Lease”:  Shall have the meaning provided for in Clause C of the definition of Mortgaged Property set forth above.

(ii)

“Leasing Action”: means any termination, assignment, sublease, renewal, or amendment of any Lease, or any material waiver of the Mortgagor’s rights as landlord in connection with the UMAGA Agreement or any Lease.

(iii)

“UMAGA Agreement”:  means the UMAGA Amended and Restated Master Agreement dated as of August 5, 2013 by and between Mortgagor and Upper Midwest Allied Gifts Association, Inc.

(iv)

“Showroom Lease”:  means any Lease of showroom space pursuant to the terms of the UMAGA Agreement.”

(v)

“Tenant”:  Any person or party using or occupying any part of the Mortgaged Property pursuant to a Lease.

(b)

The Mortgagor’s entry into any Leasing Action with respect to the UMAGA Agreement shall require the Lender’s prior written consent which consent shall not be unreasonably withheld, conditioned or delayed.  Every instrument memorializing a Leasing Action with respect to the UMAGA Agreement shall be submitted to the Lender in final form, with all exhibits attached.

(c)

The Lender’s prior written consent shall not be required with respect to any Leasing Action taken in connection with an individual Showroom Lease unless such Leasing Action impacts all or substantially all of the Showroom Leases.

(d)

The Mortgagor shall provide the Lender with a copy of each proposed Lease or amendment to Lease requiring the consent of the Lender and with any information reasonably requested by the Lender regarding the proposed or existing Tenant thereunder.  If the Lender does not either expressly grant or withhold its consent to any such proposed Lease or amendment to Lease within 10 Business Days (as defined in the Loan Agreement) after receiving a copy thereof and of such information, it shall be deemed to have withheld its consent thereto.  Each new Lease shall be subordinate to this Mortgage.

(e)

Regardless of whether a Lease is subject to the Lender’s approval, all Leases and amendments to or renewals of Leases entered into from and after the date of this Mortgage must satisfy all of the following terms and conditions unless otherwise agreed in advance by the Lender:

(i)

The Lease must be an arm’s-length transaction to a party not affiliated with or related to the Mortgagor or any of its principals, and the Lease may not contain any option, right of first refusal, or any other right to purchase any portion of the fee interest in and to the Mortgaged Property.

(ii)

The Lease must contain provisions that (A) obligate Tenant under the Lease to attorn to any purchaser of the Mortgaged Property at a foreclosure sale or by deed or other proceeding in lieu of foreclosure and (B) provide that neither the Lender nor any purchaser at a foreclosure sale or by deed or any proceeding in lieu of foreclosure shall be responsible for any act, omission, or default by any prior landlord (including the Mortgagor), the return of any security deposit, or the payment of any tenant allowance or other concession, be bound by any rent paid more than one month in advance, or be subject to any offset, defense, or counterclaim against any prior landlord (including the Mortgagor).

(iii)

The rent payable under the Lease shall not be less than the greater of: (i) fair market rent for similar space in projects similar to the Mortgaged Property in the county in which the Mortgaged Property is located, or (ii) such other minimal amount as is agreed to by the Mortgagor and the Lender, and the Lease must prohibit the Tenant from prepaying rent more than one month in advance of its due date.

(iv)

The Lease may not permit the Tenant to self-insure in connection with any of Tenant’s insurance obligations under the related Lease.

(v)

All leasing commissions due with respect to the Lease must be paid by the Mortgagor full within 60 days after the commencement of occupancy by the applicable Tenant.

(vi)

The Lease may not contain any provisions that would materially impair the value of the Mortgaged Property or the Lender’s security therein.

(vii)

The proposed use of the premises covered by such new Lease or amended Lease may not involve the storage, generation, treatment, handling, use or disposal of Hazardous Substances (as defined in the Loan Agreement), except for minor quantities thereof used in the ordinary course of business in compliance with Environmental Laws (as defined in the Loan Agreement), and is not offensive or illegal, or reasonably likely to constitute or cause a nuisance or result in a material decrease in the value or reputation of the Mortgaged Property.

(f)

The Mortgagor shall, at its cost and expense, perform each obligation to be performed by the landlord under each Lease; not borrow against, pledge or further assign any Rents or other payments due thereunder; not subordinate any Lease to any other lien; and not permit any Tenant to assign its Lease or sublet the premises covered by its Lease, unless required to do so by the terms thereof and then only if such assignment does not work to relieve the Tenant of any liability for performance of its obligations thereunder.

(g)

If any Tenant shall default under its Lease, the Mortgagor shall, in the ordinary course of business, exercise sound business judgment with respect to such default, but may not discount, compromise, forgive or waive claims or discharge a Tenant from its obligations under the Lease or terminate or accept a surrender of the Lease without the prior written consent of the Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

(h)

If the Mortgagor fails to perform any obligations of the Mortgagor under any Lease or if the Lender becomes aware of or is notified by any Tenant of a failure on the part of the Mortgagor to so perform, the Lender, after providing written notice thereof to the Mortgagor and allowing the Mortgagor a reasonable opportunity to remedy such failure, may, but shall not be obligated to, without waiving or releasing the Mortgagor from any obligation in this Mortgage or any of the other Loan Documents, remedy such failure, and the Mortgagor agrees to repay upon demand all sums incurred by the Lender in remedying any such failure, together with interest thereon from the date incurred at the Default Rate (as defined in the Loan Agreement).

(i)

The Mortgagor shall deliver to the Lender (i) promptly after receipt of a written request therefor from the Lender, a duly executed estoppel certificate from Upper Midwest Allied Gifts Association, Inc., in a form reasonably satisfactory to the Lender (provided that such request shall be made no more frequently than once in any 12 month period), and (ii) following the occurrence of an Event of Default and receipt of a written request therefor from the Lender, all security deposits or other security held by the Mortgagor under any Lease, which the Lender shall then hold and disburse in accordance with the terms of the relevant Leases.

Section 1.10

Assignment of Leases and Rents.

(a)

The Mortgagor hereby assigns and transfers to the Lender all of the Mortgagor’s right, title and interest in and to all Leases and Rents from the Mortgaged Property and each and every part thereof, including all present and future Leases and rental agreements, for the purpose of securing the Obligations.  The Mortgagor agrees not to default in performing its obligations under any Lease or rental agreement with respect to the Mortgaged Property or any part thereof.  This assignment may be enforced by the Lender at any time during the existence of an Event of Default hereunder, without regard to the adequacy of the security hereof or the solvency of the Mortgagor, by any one or more of the following methods:  (i) the appointment of a receiver; (ii) the Lender’s taking possession of the Mortgaged Property; (iii) the collection by the Lender of any moneys payable under Leases, purchase agreements or rental agreements directly from the parties obligated to make such payment; (iv) the obtaining of an injunction and (v) any other method permitted by law.  This assignment shall constitute a perfected, absolute and present, irrevocable, currently effective assignment of Rents within the meaning of Minnesota Statutes, §§ 559.17 and 576.25, or any successor statutes thereto, as the same may be amended from time to time, and is intended to comply fully with the provisions thereof, and to afford the Lender, to the fullest extent allowed by law, the rights and remedies of a mortgage lender or secured lender pursuant thereto; provided, however, that, prior to the occurrence of an Event of Default (as hereafter defined in Article IV), the Mortgagor shall have a conditional license and opportunity to collect (but not more than one month in advance) all such Rents, and to use the same for payment of all sums which the Mortgagor is required to pay by the terms hereof and the Obligations, before using the same for any other purpose.

(b)

Receipt by the Lender of Rents shall not constitute a waiver of any right that the Lender may enjoy under this Mortgage or under the laws of the State of Minnesota, nor shall the receipt and application thereof cure any Event of Default hereunder nor affect any foreclosure proceeding or any sale authorized by this Mortgage and the laws of the State of Minnesota.  There shall be no merger of the leasehold estates, created by the Leases, with the fee estate of the Mortgaged Property without the prior written consent of the Lender.

(c)

This assignment shall extend to and cover any and all extensions and renewals of existing and future Leases and to any and all present and future rights against guarantors of any such obligations and to any and all Rents collected under Leases or other rentals.  This assignment is given to facilitate payment and performance of the Obligations.  The Lender shall not be obligated to perform or discharge any obligation, duty or liability under any Lease or under or by reason of this assignment, and the Mortgagor shall and does hereby agree to indemnify and to hold the Lender harmless from any liability, loss or damage that it might incur under any Lease or under or by reason of this assignment and from any claims and demands whatsoever that may be asserted against it by reason of any alleged obligations or undertakings on the Lender’s part.  Unless otherwise specified by the Lender in writing, all existing and future Leases for the use or occupancy of all or any part of the Mortgaged Property shall be subordinate to the lien of this Mortgage.  In pursuance of this assignment, and not in lieu hereof, the Mortgagor shall on demand give the Lender separate specific assignments of Rents and Leases, covering some or all of the Leases, the terms of such assignments being incorporated herein by reference.  The Lender is hereby authorized to notify all lessees and Tenants of the Mortgaged Property of the existence of any and all such assignments.  The Mortgagor hereby authorizes and directs the lessees and Tenants of the Mortgaged Property that, upon written notice from the Lender, all payments required under said Leases and rental agreements or in any way respecting the same, shall be made directly to the Lender as they become due.  The Mortgagor hereby relieves said purchasers, lessees and Tenants from any liability to the Mortgagor by reason of said payments being made to the Lender.  With or without exercising the rights set forth in Section 4.2 hereof, the Lender is authorized to give such written notice to Tenants at any time during the existence of an Event of Default hereunder.

(d)

All Rents derived from the Mortgaged Property that are collected by the Lender, its agent or a receiver each month shall be applied as follows:

(i)

to the payment of all reasonable fees and expenses of the receiver, if any, approved by the court;

(ii)

to the repayment of Tenant security deposits, with interest thereon, as required by Minnesota Statutes, § 504B.178, or any successor statute thereto, as the same may be amended from time to time, if applicable;

(iii)

to the payment when due of delinquent or current real estate taxes or special assessments with respect to the Mortgaged Property, or the periodic escrow for the payment of the same;

(iv)

to the payment when due of premiums for insurance of the type required by this Mortgage, or the periodic escrow for the payment of the same;

(v)

to payment for the keeping of the covenants required of a lessor or licensor pursuant to Minnesota Statutes, § 504B.161, Subd. 1, or any successor statute thereto, as the same may be amended from time to time, if applicable;

(vi)

to the payment of all expenses for normal operation and maintenance of the Mortgaged Property; and

(vii)

the balance to the Lender (a) if received prior to the commencement of a foreclosure, to be applied to the Obligations, in such order as the Lender may elect and (b) if received after the commencement of a foreclosure, to be applied to the amount required to be paid to effect a reinstatement prior to foreclosure sale, or, after a foreclosure sale to any deficiency or, at the option of the Lender, to the amount required to be paid to effect a redemption, all pursuant to Minnesota Statutes, §§ 580.30, 580.23 and 581.10, or any successor statutes thereto, as the same may be amended from time to time, with any excess to be paid to the Mortgagor.  Provided, that if this Mortgage is not reinstated nor the Mortgaged Property redeemed as provided by said Minnesota Statues, §§ 580.30, 580.23 or 581.10 following foreclosure, the entire amount paid to the Lender, after deducting therefrom the amounts applied by the Lender to any deficiency, shall be the property of the purchaser of the Mortgaged Property at the foreclosure sale, together with all or any part of the Mortgaged Property acquired through foreclosure.

The rights and powers of the Lender under this Section and the application of Rents under Section 1.10(d) shall continue until expiration of the redemption period from any foreclosure sale, whether or not any deficiency remains after a foreclosure sale.

Section 1.11

Indemnity.  The Mortgagor shall indemnify the Lender and its directors, officers, agents and employees (collectively the “Indemnified Parties”) against, and hold the Indemnified Parties harmless from (i) all losses, damages, suits, claims, judgments, penalties, fines, liabilities, costs and expenses by reason of, or on account of, or in connection with the construction, reconstruction or alteration of the Mortgaged Property, or any accident, injury, death or damage to any person or property occurring in, on or about the Mortgaged Property or any street, drive, sidewalk, curb or passageway adjacent thereto and (ii) any liability, loss or damage that it might incur under any Lease or under or by reason of the assignment hereunder and from any claims and demands whatsoever that may be asserted against it by reason of any alleged obligations or undertakings on the Lender’s part.  The indemnity contained in this Section shall include costs of defense of any such claim asserted against an Indemnified Party, including attorneys’ fees, other than damage caused solely by the gross negligence or willful misconduct of the Lender or the Lender’s agents.  The indemnity contained in this Section shall survive payment and performance of the Obligations and satisfaction and release of this Mortgage and any foreclosure thereof or acquisition of title by deed in lieu of foreclosure.  The indemnity contained in this Section shall be in addition to, not in limitation of, any indemnity provided for under any of the other Loan Documents.

ARTICLE II -  REPRESENTATIONS AND WARRANTIES

The Mortgagor makes the following representations and warranties:

Section 2.1

Compliance with Laws.  All applicable zoning, environmental, land use, subdivision, building, fire, safety and health laws, statutes, ordinances, codes, rules, regulations and requirements affecting the Mortgaged Property permit the current use and occupancy thereof, and the Mortgagor has obtained all consents, permits and licenses required for such use.  The Mortgagor has examined and is familiar with all applicable covenants, conditions, restrictions and reservations, and with all applicable laws, statutes, ordinances, codes and governmental rules, regulations and requirements affecting the Mortgaged Property, and the Mortgaged Property complies with all of the foregoing.

Section 2.2

Use.  The Mortgaged Property is a commercial retail building.  The Mortgaged Property is not homestead property, nor is it agricultural property or in agricultural use.  The Mortgaged Property is to be used solely for business purposes.  Unless required by applicable law or unless the Lender has otherwise agreed in writing, the Mortgagor shall not allow changes in the use for which all or any part of the Mortgaged Property was intended at the time this Mortgage was executed.  The Mortgagor shall not initiate or acquiesce in a change in the zoning classification of the Mortgaged Property without the Lender’s prior written consent.

Section 2.3

Individual Sewage Systems.  There are no individual sewage treatment systems on or serving the Mortgaged Property, within the meaning of Minnesota Statutes, §115.55, or any successor statute thereto, as the same may be amended from time to time.

ARTICLE III -  CASUALTY; CONDEMNATION

Section 3.1

Casualty, Repair, Proof of Loss.  If any portion of the Mortgaged Property shall be damaged or destroyed by any cause (a “Casualty”), the cost to repair of which is $100,000 or more, the Mortgagor shall:

(a)

give immediate notice to the Lender; and

(b)

regardless of the cost to repair, promptly commence and diligently pursue to completion (and in the case of a Casualty costing $250,000 or more to repair, in accordance with plans and specifications approved by the Lender) the restoration, repair and rebuilding (“Restoration”) of the Mortgaged Property as nearly as possible to its value, condition and character immediately prior to the Casualty; and

(c)

if the Casualty is covered by insurance, immediately make proof of loss and cause the insurer to pay the insurance proceeds directly to Lender in the event the insurance proceeds from such Casualty are in excess of $250,000 and, provided that there is no continuing Event of Default, to Mortgagor in the event insurance proceeds from such Casualty are less than $250,000 for Restoration of the Improvements.  If an Event of Default shall be in existence, or if the Mortgagor shall fail to provide notice to the Lender of filing proof of loss, or if the Mortgagor shall not be diligently proceeding, in the Lender’s reasonable opinion, to collect such insurance proceeds, then the Lender may, but is not obligated to, make proof of loss, and is authorized, but is not obligated, to settle any claim with respect thereto, and to collect the proceeds thereof.  The Mortgagor shall not accept any settlement of an insurance claim, the result of which shall be a payment which is 5% or more less than the full amount of the claim, without the prior written consent of the Lender.

Section 3.2

Use of Insurance Proceeds.  If the cost of Restoration is less than $250,000 and provided that there is no continuing Event of Default, the insurance proceeds shall be paid directly to Mortgagor for Restoration of the Improvements.  If cost of Restoration is greater than $250,000, the Lender shall make the net insurance proceeds received by it (after reimbursement of the Lender’s out-of-pocket costs of collecting and disbursing the same) available to the Mortgagor to pay the cost of Restoration of the Mortgaged Property, subject to the following conditions:

(a)

There shall be no Event of Default in existence at the time of any disbursement of the insurance proceeds.

(b)

The Lender shall have determined, in its reasonable discretion, that the cost of Restoration is and will be equal to or less than the amount of insurance proceeds and other funds deposited by the Mortgagor with the Lender;

(c)

The Lender shall have determined, in its reasonable discretion, that the Restoration can be completed in accordance with plans and specifications approved by the Lender (such approval not to be unreasonably withheld or delayed), in accordance with applicable codes and ordinances and in accordance with the terms, and within the time requirements in order to prevent termination, of any Lease, and in any event not less than six months prior to the Maturity Date;

(d)

Funds shall be held by the Lender and shall be disbursed, at the Lender’s option, in accordance with the Lender’s customary disbursement procedures for construction loans;

(i)

the Casualty shall have occurred more than 12 months prior to the Maturity Date;

(e)

No Tenant and no group of Tenants (i) whose cumulative monthly rent obligations exceed 15% of the total monthly rental income of the Mortgaged Property or (ii) who lease, in the aggregate more than 24,670 square feet of Net Rentable Area (as defined in the UMAGA Agreement) immediately prior to the Casualty, shall have the right to terminate its Lease or their Leases as a result of the Casualty.

If any of these conditions shall not be satisfied, then the Lender shall have the right to use the insurance proceeds to prepay the Obligations without a Prepayment Fee in accordance with the Loan Documents.  If any insurance proceeds shall remain after completion of the Restoration of the Mortgaged Property, they shall be disbursed to the Mortgagor, or at the Lender’s discretion, used to prepay the Obligations without a Prepayment Fee in accordance with the Loan Documents.

Section 3.3

Condemnation.  If any portion of the Mortgaged Property shall be taken, condemned or acquired pursuant to exercise of the power of eminent domain or threat thereof (a “Condemnation”), the Mortgagor shall:

(a)

give immediate notice thereof to the Lender, and send a copy of each document received by the Mortgagor in connection with the Condemnation to the Lender promptly after receipt;

(b)

except as otherwise provided herein, not enter into any agreement permitting or consenting to the taking of the Mortgaged Property, or any part thereof, or providing for the conveyance thereof in lieu of Condemnation, with anyone authorized to acquire the same in Condemnation unless the Lender shall first have consented (which consent shall not be unreasonably withheld, conditioned or delayed) thereto in writing; and

(c)

diligently pursue any negotiation and prosecute any proceeding in connection with the Condemnation at the Mortgagor’s expense.  If an Event of Default shall be in existence, or if the Mortgagor, in the Lender’s reasonable opinion, shall not be diligently negotiating or prosecuting the claim or if the claim is in excess of $250,000, the Lender is authorized, but not required, to negotiate and prosecute the claim and appear at any hearing for itself and on behalf of the Mortgagor and to compromise or settle all compensation in excess of $250,000 for the Condemnation.  The Lender shall not be liable to the Mortgagor for any failure by the Lender to collect or to exercise diligence in collecting any such compensation.  The Mortgagor shall not compromise or settle any claim resulting from the Condemnation if such settlement shall result in payment in excess of $250,000 for the damages therefrom.  All awards in excess of $250,000 shall be paid to the Lender for application in accordance with this Mortgage and all awards less than $250,000 paid to Mortgagor for Restoration of the Mortgaged Property.

Section 3.4

Use of Condemnation Proceeds.  The Lender shall make the net proceeds of any Condemnation received by it (after reimbursement of the Lender’s out-of-pocket costs of collecting and disbursing the same) available to the Mortgagor for Restoration of the Mortgaged Property, subject to the following conditions:

(a)

There shall be no Event of Default in existence at the time of any disbursement of the Condemnation proceeds.

(b)

The Lender shall have determined, in its reasonable discretion, that the cost of Restoration is and will be equal to or less than the amount of Condemnation proceeds and other funds deposited by the Mortgagor with the Lender.

(c)

The Lender shall have determined, in its reasonable discretion, that the restoration, repair and rebuilding can be completed in accordance with plans and specifications approved by the Lender (such approval not to be unreasonably withheld), in accordance with codes and ordinances and in accordance with the terms, and within the time requirements in order to prevent termination, of any Lease, and in any event not less than six months prior to the Maturity Date.

(d)

All funds shall be disbursed, at the Lender’s option, in accordance with the Lender’s customary disbursement procedures for construction loans.

(e)

The Condemnation shall have occurred more than 12 months prior to the Maturity Date.

(f)

No Tenant and no group of Tenants (i) whose cumulative monthly rent obligations exceed 15% of the total monthly rental income of the Mortgaged Property or (ii) who lease, in the aggregate more than 24,670 square feet of Net Rentable Area (as defined in the UMAGA Agreement) immediately prior to the Condemnation, shall have the right to terminate its Lease or their Leases as a result of the Condemnation.

If any of these conditions shall not be satisfied, then the Lender shall have the right to use the Condemnation proceeds to prepay the Obligations without a Prepayment Fee in accordance with the Loan Documents.  If any Condemnation proceeds shall remain after completion of the Restoration of the Mortgaged Property, they shall be disbursed to the Mortgagor, or at the Lender’s discretion, used to prepay the Obligations without a Prepayment Fee in accordance with the Loan Documents.

Section 3.5

Appraisals.  The Lender is entitled to an appraisal of the Mortgaged Property under the conditions defined in Section 5.12 of the Loan Agreement.  For purposes of Section 5.12 of the Loan Agreement, Condemnation constitutes “damage to or destruction of the Mortgaged Property.”

ARTICLE IV -  DEFAULTS AND REMEDIES

Section 4.1

Events of Default.  The occurrence of an Event of Default under the terms of, and as defined in, the Loan Agreement shall constitute an “Event of Default” hereunder.

Section 4.2

Remedies.  Upon the occurrence of an Event of Default described in Section 7.1(d) of the Loan Agreement (subject to all applicable notice and cure periods herein), all of the Obligations shall be accelerated and become immediately due and payable without notice or declaration to the Mortgagor.  Upon the occurrence of one or more other Events of Default hereunder, all of the Obligations, at the option of the Lender, shall be accelerated and become immediately due and payable without presentment, demand or notice of any kind to the Mortgagor, all of which are hereby expressly waived.  In either event, the Obligations shall be due and payable without presentment, demand or further notice of any kind.  In addition to and without limiting the rights and remedies set forth in the Loan Agreement, the other Loan Documents or under applicable law, the Lender shall have the right to proceed to protect and enforce its rights by one or more of the following remedies:

(a)

THE LENDER SHALL HAVE THE RIGHT TO BRING SUIT either for damages, for specific performance of any agreement contained in any Loan Document, for the foreclosure of this Mortgage, or for the enforcement of any other appropriate legal or equitable remedy.

(b)

THE LENDER SHALL HAVE THE RIGHT TO SELL THE MORTGAGED PROPERTY AT PUBLIC AUCTION AND CONVEY THE SAME TO THE PURCHASER IN FEE SIMPLE, as provided by Minnesota law, the Mortgagor to remain liable for any deficiency.  Said sale may be as one tract or otherwise, at the sole option of the Lender.  In the event of any sale of the Mortgaged Property pursuant to any judgment or decree of any court or at public auction or otherwise in connection with the enforcement of any of the terms of this Mortgage, the Lender, its successors or assigns, may become the purchaser, and for the purpose of making settlement for or payment of the purchase price, shall be entitled to deliver over and use the Note and any claims for interest accrued and unpaid thereon, together with all other sums, with interest, advanced or secured hereby and unpaid hereunder, in order that there may be credited as paid on the purchase price the total amount of the Obligations then due (or any portion thereof which the Lender may elect), including principal and interest on the Note and all other sums, with interest, advanced or secured hereby and unpaid hereunder or under any of the other Loan Documents.

(c)

THE LENDER SHALL HAVE THE RIGHT TO OBTAIN THE APPOINTMENT OF A RECEIVER at any time after the occurrence of an Event of Default.  The Lender may apply for the appointment of a receiver to the district court for the county where the Mortgaged Property or any part thereof is located, by an action separate from any foreclosure of this Mortgage pursuant to Minnesota Statutes Chapter 580 or pursuant to Minnesota Statutes Chapter 581, or any successor statutes thereto, as the same may be amended from time to time, or as a part of the foreclosure action under said Chapter 581 (it being agreed that the existence of a foreclosure pursuant to said Chapter 580 or a foreclosure action pursuant to said Chapter 581 is not a prerequisite to any action for a receiver hereunder).  The Lender shall be entitled to the appointment of a receiver without regard to waste, adequacy of the security or solvency of the Mortgagor and otherwise in accordance with the provisions of Minnesota Statutes Chapter 576, or any successor statute thereto, as the same may be amended from time to time.  The Mortgagor hereby agrees and consents to the appointment of the particular person or firm (including an officer or employee of the Lender) designated by the Lender as receiver and hereby waives its rights to suggest or nominate any person or firm as receiver in opposition to that designated by the Lender.  The receiver, who shall be an experienced property manager, shall collect (until the Obligations are fully paid and satisfied and, in the case of a foreclosure sale, during the entire redemption period) the Rents, and shall manage the Mortgaged Property, execute Leases within or beyond the period of the receivership if approved by the court and apply all Rents collected by him in the order provided in Section 1.10(d) of this Mortgage.  The Lender shall have the right, at any time and without limitation, as provided in Minnesota Statutes, § 582.03, or any successor statute thereto, as the same may be amended from time to time, to advance money to the receiver to pay any part or all of the items which the receiver should otherwise pay if cash were available from the Mortgaged Property and sums so advanced, with interest at the Default Rate, shall be secured hereby, or if advanced during the period of redemption shall be part of the sum required to be paid to redeem from the sale.

(d)

THE LENDER SHALL HAVE THE RIGHT TO COLLECT THE RENTS from the Mortgaged Property and apply the same in the manner provided in Section 1.10(d) of this Mortgage.  For that purpose, the Lender may enter and take possession of the Mortgaged Property and manage and operate the same and take any action which, in the Lender’s judgment, is necessary or proper to collect the Rents and to conserve the value of the Mortgaged Property.  The Lender may also take possession of, and for these purposes use, any and all of the Personal Property.  The expense (including any receiver’s fees, attorneys’ fees, costs and agent’s compensation) incurred pursuant to the powers herein contained shall be secured by this Mortgage.  The Lender shall not be liable to account to the Mortgagor for any action taken pursuant hereto other than to account for any Rents actually received by the Lender.  Enforcement hereof shall not cause the Lender to be deemed a mortgagee in possession unless the Lender elects in writing to be a mortgagee in possession.

(e)

THE LENDER SHALL HAVE THE RIGHT TO ENTER AND TAKE POSSESSION of the Mortgaged Property and manage and operate the same in conformity with all applicable laws and take any action which, in the Lender’s judgment, is necessary or proper to conserve the value of the Mortgaged Property.

(f)

THE LENDER SHALL HAVE ALL OF THE RIGHTS AND REMEDIES PROVIDED IN THE UNIFORM COMMERCIAL CODE including the right to proceed under the Uniform Commercial Code provisions governing default as to any Personal Property separately from the real estate included within the Mortgaged Property, or to proceed as to all of the Mortgaged Property in accordance with its rights and remedies in respect of said real estate.  If the Lender should elect to proceed separately as to such Personal Property, the Mortgagor agrees to make such Personal Property available to the Lender at a place or places acceptable to the Lender, and if any notification of intended disposition of any of such Personal Property is required by law, such notification shall be deemed reasonably and properly given if given at least 10 days before such disposition in the manner hereinafter provided.

(g)

THE LENDER SHALL HAVE THE RIGHT TO FILE PROOF OF CLAIM and other documents as may be necessary or advisable in order to have its claims allowed in any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting the Mortgagor or the Mortgaged Property, for the entire amount due and payable by the Mortgagor in respect of the Obligations at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by the Mortgagor after such date.

All rights and remedies provided for herein or which the Lender or any other holders of the Note may otherwise have, at law or in equity, shall be distinct, separate and cumulative and may be exercised concurrently, independently or successively in any order whatsoever, and as often as the occasion therefor arises, as may be deemed expedient by the Lender.  The exercise or the beginning of the exercise of one right shall not be deemed a waiver of the right to exercise at the same time or thereafter any other right.  No waiver by the Lender of any particular provision of this Mortgage shall be deemed effective unless in writing signed by the Lender.  In addition to the foregoing, the Lender shall have all rights and remedies available under the law in effect now and/or at the time such rights and remedies are sought to be enforced, whether or not they are available under the law in effect on the date hereof.

Section 4.3

Expenses of Exercising Rights, Powers, and Remedies.  The reasonable expenses (including any receivers’ fees, attorneys’ fees, appraisers’ fees, environmental engineers’ and/or consultants’ fees, costs incurred for documentary and expert evidence, stenographers’ charges, publication costs, costs (which may be estimated as to items to be expended after entry of the decree of foreclosure) of procuring all abstracts of title, continuations of abstracts of title, title searches and examinations, title insurance policies and commitments and extensions therefor, UCC and chattel lien searches, and similar data and assurances with respect to title as the Lender may deem reasonably necessary either to prosecute any foreclosure action or to evidence to bidders at any sale which may be had pursuant to any foreclosure decree the true condition of the title to or the value of the Mortgaged Property, and agent’s compensation) incurred by the Lender after the occurrence of any Event of Default and/or in pursuing the rights, powers and remedies contained in this Mortgage shall be immediately due and payable by the Mortgagor, with interest thereon from the date incurred at the Default Rate, and shall be added to the indebtedness secured by this Mortgage.

Section 4.4

Restoration of Position.  In case the Lender shall have proceeded to enforce any right under this Mortgage by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, and in every such case, the Mortgagor and the Lender shall be restored to their former positions and rights hereunder with respect to the Mortgaged Property subject to the lien hereof.

Section 4.5

Marshalling.  The Mortgagor, for itself and on behalf of all persons, parties and entities which may claim under the Mortgagor, hereby waives any rights available under Minnesota Statutes, § 580.08, and any successor statute thereto, as the same may be amended from time to time, and all requirements of law relating to the marshalling of assets, if any, which would be applicable in connection with the enforcement by the Lender of its remedies for an Event of Default hereunder, absent this waiver.  The Lender shall not be required to sell or realize upon any portion of the Mortgaged Property before selling or realizing upon any other portion thereof or otherwise exhaust its remedies against a specific portion of the Mortgaged Property before proceeding against the other and the Mortgagor does hereby expressly consent to and authorize the sale of the Mortgaged Property or any part thereof as a single unit or parcel.

Section 4.6

Waivers.  No waiver of any provision hereof shall be implied from the conduct of the parties.  Any such waiver must be in writing and must be signed by the party against which such waiver is sought to be enforced.  The waiver or release of any breach of the provisions set forth herein to be kept and performed shall not be a waiver or release of any preceding or subsequent breach of the same or any other provision.  No receipt of partial payment after acceleration of any of the Obligations shall waive the acceleration.  No payment by the Mortgagor or receipt by the Lender of a lesser amount than the full amount secured hereby shall be deemed to be other than on account of the sums due and payable hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and the Lender may accept any check or payment without prejudice to the Lender’s right to recover the balance of such sums or to pursue any other remedy provided in this Mortgage.  The consent by the Lender to any matter or event requiring such consent shall not constitute a waiver of the necessity for such consent to any subsequent matter or event.

Section 4.7

The Lender’s Right to Cure Defaults.  If the Mortgagor shall fail to comply with any of the terms of the Loan Documents with respect to the procuring of insurance, the payment of taxes, assessments and other charges, the keeping of the Mortgaged Property in repair, or any other term contained herein or in any of the other Loan Documents, the Lender may, after providing 10 days (or as otherwise expressly provided herein) prior written notice to the Mortgagor, make advances to perform the same without releasing the Mortgagor from any of the Obligations, provided, however, it is expressly understood and agreed that the Lender may make such advance without prior written notice to the Mortgagor if, in the Lender’s reasonable determination, such advance is required to be made before such 10-day period to protect and/or preserve the Mortgaged Property or the Lender’s security interest and lien therein.  The Mortgagor agrees to repay upon demand all sums so advanced and all sums expended by the Lender in connection with such performance under this Section 4.7, including without limitation attorneys’ fees, with interest at the Default Rate from the dates such advances are made, and all sums so advanced and/or expenses incurred, with interest, shall be secured hereby, but no such advance and/or incurring of expense by the Lender, shall be deemed to relieve the Mortgagor from any default hereunder or under any of the other Loan Documents, or to release the Mortgagor from any of the Obligations.

Section 4.8

Suits and Proceedings.  The Lender shall have the power and authority, upon prior notice to the Mortgagor, to institute and maintain any suits and proceedings as the Lender may deem advisable to (i) prevent any impairment of the Mortgaged Property by any act which may be unlawful or by any violation of this Mortgage, (ii) preserve or protect its interest in the Mortgaged Property, or (iii) restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if, in the sole opinion of the Lender, the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to the Lender’s interest.

ARTICLE V -  MISCELLANEOUS

Section 5.1

Binding Effect; Survival; Number; Gender.  This Mortgage shall be binding on and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.  All agreements, representations and warranties contained herein or otherwise heretofore made by the Mortgagor to the Lender shall survive the execution, delivery and foreclosure hereof.  The singular of all terms used herein shall include the plural, the plural shall include the singular, and the use of any gender herein shall include all other genders, where the context so requires or permits.

Section 5.2

Severability.  The unenforceability or invalidity of any provision of this Mortgage as to any person or circumstance shall not render that provision unenforceable or invalid as to any other person or circumstance.

Section 5.3

Notices.  Any notice or other communication to any party in connection with this Mortgage shall be given pursuant to the provisions of Section 8.4 of the Loan Agreement.

Section 5.4

Applicable Law.  This Mortgage and the other Loan Documents shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of Minnesota, without giving effect to conflict of laws or principles thereof, but giving effect to federal laws of the United States applicable to the Lender.  Whenever possible, each provision of this Mortgage and any other statement, instrument or transaction contemplated hereby or relating hereto, shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Mortgage or any other statement, instrument or transaction contemplated hereby or relating hereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Mortgage or any other statement, instrument or transaction contemplated hereby or relating hereto.

Section 5.5

WAIVER OF JURY TRIAL.  AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE LENDER TO EXTEND CREDIT TO THE MORTGAGOR, THE MORTGAGOR AND THE LENDER EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS MORTGAGE OR UNDER ANY AMENDMENT, INSTRUMENT, LOAN DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS MORTGAGE, AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 5.6

Effect.  This Mortgage is in addition to and not in substitution for any other guarantees, covenants, obligations or other rights now or hereafter held by the Lender from any other person or entity in connection with the Obligations.

Section 5.7

Assignability.  The Lender shall have the right to assign this Mortgage, in whole or in part, or sell participation interests herein, to any person obtaining an interest in the Obligations.

Section 5.8

Headings.  Headings of the Sections of this Mortgage are inserted for convenience only and shall not be deemed to constitute a part hereof.

Section 5.9

Uniform Commercial Code Security Agreement.  This Mortgage constitutes a security agreement within the meaning of the Uniform Commercial Code as in effect in the State of Minnesota (the “UCC”), with respect to the Mortgaged Property described herein as to which a security interest may be granted and/or perfected pursuant to the UCC, and is intended to afford the Lender, to the fullest extent allowed by law, the rights and remedies of a secured party under the UCC.  For the purposes of the security agreement and related financing statements, the “debtor” is the Mortgagor, and the “secured party” is the Lender.  The Mortgagor hereby authorizes the Lender (and the Lender’s representatives and agents) to file (a) the Lender’s financing statements (together with amendments thereto and continuation statements thereof) relating to the Mortgaged Property and (b) any termination statements relating to the filings of other secured parties that relate to the Mortgaged Property.  The Mortgagor hereby irrevocably constitutes and appoints the Lender and any officer or agent of the Lender, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Mortgagor or in the Mortgagor’s own name to execute in the Mortgagor’s name any documents and otherwise to carry out the purposes of this Section, to the extent that the Mortgagor’s authorization above is not sufficient with respect to the Mortgaged Property.  This power of attorney is coupled with an interest and shall be irrevocable.  For purposes of such filings, the Mortgagor agrees to furnish any information requested by the Lender promptly upon request by the Lender.  The form and substance of any financing statement filed with respect to the Mortgaged Property shall be as the Lender, in its sole discretion, may determine and the Lender is authorized to file a financing statement with a collateral description of “all assets” or any other similar description.  The Mortgagor shall pay all costs of filing such financing statements and termination and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements the Lender may reasonably require.  Without the prior written consent of the Lender, the Mortgagor shall not create or suffer to be created pursuant to the UCC any other security interest in the Mortgaged Property, including replacements and additions thereto.  Upon the Mortgagor’s breach of any covenant or agreement of the Mortgagor contained in this Mortgage (beyond applicable notice and cure periods), including the covenants to pay when due all sums secured by this Mortgage, the Lender shall have the remedies of a secured party under the UCC with respect to the Mortgaged Property and, at the Lender’s option, may also invoke the remedies provided in Section 4.2 of this Mortgage as to such Mortgaged Property.  In exercising any of said remedies, the Lender may proceed against the items of real property and any items of personal property specified above as part of the Mortgaged Property separately or together and in any order whatsoever, without in any way affecting the availability of the Lender’s remedies under the UCC or of the remedies provided in Section 4.2 of this Mortgage.

The Mortgagor represents and warrants to the Lender: that the exact legal name of the Mortgagor is set forth in the first paragraph of this Mortgage; that the Mortgagor is organized or incorporated under the laws of the state set forth in the first paragraph of this Mortgage; that the Mortgagor is an organization of the type described in the first paragraph of this Mortgage; and that the Mortgagor’s organizational number is correctly set forth in Section 5.10 of this Mortgage.  The Mortgagor covenants that the Mortgagor will not cause or permit any change to be made in its name or state in which it is organized unless the Mortgagor shall have first notified the Lender in writing of such change at least 30 days prior to the effective date of such change, and shall have first taken all action required by the Lender for the purpose of perfecting or protecting the lien and security interest of the Lender.  The Mortgagor’s principal place of business and chief executive office, and the place where the Mortgagor keeps its books and records, including recorded data of any kind or nature, regardless of the medium or recording, including software, writings, plans, specifications and schematics, has been for the preceding four-months (or, if less, the entire period of the existence of the Mortgagor) and will continue to be the address of the Mortgagor set forth in Section 5.10 of this Mortgage (unless the Mortgagor notifies the Lender in writing at least 30 days prior to the date of such change).  The Mortgagor shall promptly notify the Lender of any change in its organizational identification number.  If the Mortgagor does not now have an organizational identification number and later obtains one, the Mortgagor promptly shall notify the Lender of such organizational identification number.

Section 5.10

Fixture Filing.  This instrument shall be deemed to be a Fixture Filing within the meaning of the Minnesota Uniform Commercial Code, and for such purpose, the following information is given:

(a) Name and address of Debtor: BREN ROAD, L.L.C. 10 River Park Plaza, Suite 800 St. Paul, MN 55107

(b) Name and address of Secured Party: Bell State Bank & Trust 5500 Wayzata Blvd. Minneapolis, Minnesota 55416

(c) Description of the types (or items) of property covered by this Fixture Filing:	See granting clause on pages 2 and 3 hereof.

(d) Description of real estate to which the collateral is attached or upon which it is or will be located:	See Exhibit A hereto.

Some of the above-described collateral is or is to become fixtures upon the above described real estate, and this Fixture Filing is to be filed for record in the public real estate records.

Section 5.11

Non-Residential Use; Non-Agricultural Use.  The Mortgagor represents and warrants that the Mortgaged Property does not include residential real estate and that no portion of the Mortgaged Property (i) is in “agricultural use” (as defined in Minnesota Statutes, § 40A.02, Subd. 3, or any successor statute thereto, as the same may be amended from time to time); (ii) is being used for an “agricultural purpose” (as defined in Minnesota Statutes, § 273.13, Subd. 23, or any successor statute thereto, as the same may be amended from time to time); (iii) is being used for the production, grading, sorting or packaging of “agricultural products” (as defined in Minnesota Statutes, § 273.13, Subd. 23, or any successor statute thereto, as the same may be amended from time to time); (iv) is classified for ad valorem tax purposes as class 2b rural or agricultural nonhomestead property under Minnesota Statutes, § 273.13, Subd. 23, or any successor statute thereto, as the same may be amended from time to time); (v) is being used in the production of agricultural products or crops, livestock or livestock products, milk or milk products or fruit or other horticultural products (collectively, “Farming”) or (vi) is capable of being used for Farming.

Section 5.12

Acknowledgment of Waiver of Hearing Before Sale.  The Mortgagor understands and agrees that if an Event of Default occurs under the terms of this Mortgage, the Lender has the right, inter alia, to foreclose this Mortgage by advertisement pursuant to Minnesota Statutes, Chapter 580, as hereafter amended, or pursuant to any similar or replacement statute hereafter enacted; that if the Lender elects to foreclose by advertisement, it may cause the Mortgaged Property, or any part thereof, to be sold at public auction; that notice of such sale must be published for six successive weeks at least once a week in a newspaper of general circulation and that no personal notice is required to be served upon the Mortgagor.  The Mortgagor further understands that in the event of such default the Lender may also elect its rights under the UCC and take possession of the Mortgaged Property, or any part thereof, and dispose of the same by sale or otherwise in one or more parcels provided that at least 10 days’ prior notice of such disposition must be given, except where the Mortgaged Property consists of perishable items or threatens to decline speedily in value or is of a type customarily sold on a recognized market, all as provided for by the UCC, as hereafter amended or by any similar or replacement statute hereafter enacted.  The Mortgagor further understands that under the Constitution of the United States and the Constitution of the State of Minnesota it may have the right to notice and hearing before the Mortgaged Property may be sold and that the procedure for foreclosure by advertisement described above does not insure that notice will be given to the Mortgagor and neither said procedure for foreclosure by advertisement nor the UCC requires any hearing or other judicial proceeding.  THE MORTGAGOR HEREBY RELINQUISHES, WAIVES AND GIVES UP ANY CONSTITUTIONAL RIGHTS IT MAY HAVE TO NOTICE AND HEARING BEFORE SALE OF THE MORTGAGED PROPERTY AND EXPRESSLY CONSENTS AND AGREES THAT THE MORTGAGED PROPERTY MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE MORTGAGED PROPERTY MAY BE DISPOSED OF PURSUANT TO THE UCC, ALL AS DESCRIBED ABOVE.  THE MORTGAGOR ACKNOWLEDGES THAT IT IS REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT, THIS SECTION AND THE MORTGAGOR’S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL AND THAT THE MORTGAGOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

Section 5.13

Compliance with Environmental Laws.  Concurrently herewith the Mortgagor and the Guarantor (as defined in the Loan Agreement) executed and delivered to the Lender the Indemnification Agreement (as defined in the Loan Agreement) pursuant to which the Mortgagor and the Guarantor have indemnified the Lender for environmental matters concerning the Land and Improvements, as more particularly described therein.  The provisions of the Indemnification Agreement are hereby incorporated herein and this Mortgage shall secure the obligations of the Mortgagor thereunder.  Notwithstanding the foregoing, the Mortgagor’s and the Guarantor’s obligations under the Indemnification Agreement shall not terminate and shall survive the discharge of the Loan Documents, whether through full payment of the Obligations, foreclosure, deed in lieu of foreclosure or otherwise, for the benefit of the Lender, and its respective successors and assigns, including without limitation, any purchaser at a foreclosure sale.

Section 5.14

Advice of Counsel Obtained.  Each of the parties acknowledges and represents that it has had the opportunity to consult with legal, financial, and other professional advisors as it deems appropriate in connection with its consideration and execution of this Mortgage.  Each undersigned party further represents and declares that in executing this Mortgage, it has relied solely upon its own judgment, belief and knowledge, and the advice and recommendation of its own professional advisors, concerning the nature, extent and duration of its rights, obligations and claims; that it has reviewed its records, evaluated its position and conducted due diligence with regard to all rights, claims or causes of action whatsoever with respect to any and all other parties; and that it has not been influenced to any extent whatsoever in executing this Mortgage by any representations or statements made by the other party or its representatives, except those expressly contained herein.

Section 5.15

Agreement Jointly Drafted.  The parties agree that this Mortgage shall not be construed against any party to the Agreement on the grounds that such party drafted this Mortgage, but shall be construed as if all parties jointly prepared this Mortgage, and any uncertainty or ambiguity shall not on such grounds be interpreted against any one party.

[Remainder of page intentionally blank;

Signature page follows]

IN WITNESS WHEREOF, the Mortgagor has executed this Mortgage as of the date first written above.

MORTGAGOR:

BREN ROAD, L.L.C. a Delaware limited liability company

By:	/s/ Gerald L. Trooien
Gerald L. Trooien
Chief Manager

STATE OF MINNESOTA

)

) ss.

COUNTY OF RAMSEY

)

On this 28th day of May 2014, before me the undersigned, a Notary Public in and for said state, personally appeared Gerald L. Trooien, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person who executed the within instrument as the Chief Manager of BREN ROAD, L.L.C., a Delaware limited liability company, and executed the within instrument on behalf of such company.

/s/ Karen Olson
Notary Public

This document was drafted by:

BRIGGS and MORGAN, P.A.

2200 IDS Center

80 South Eighth Street

Minneapolis, Minnesota  55402

Attention:  Ben M. Klocke

(612) 977-8400

[SIGNATURE PAGE TO MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FINANCING STATEMENT]

[EXHIBITS OMITTED]